                          BOLT BERANEKK AND NEWMAN INC.

                                   EXHIBIT 10.1
                            1986 STOCK INCENTIVE PLAN


          SECTION 1.     GENERAL PURPOSE OF THE PLAN; DEFINITIONS.

               The name of the plan is the Bolt Beranek and Newman Inc. 1986 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to secure for Bolt Beranek and Newman Inc. (the "Company") and its stockholders the benefit of the incentives of Common Stock ownership and the receipt of incentive awards by directors of the Company and by selected key employees of the Company and its subsidiaries, and by other key persons and entities, who contribute to and will be responsible for continued long-term growth of the Company. The Plan is intended to stimulate the efforts of such persons by providing an opportunity for capital appreciation and giving suitable recognition for services which contribute materially to the success of the Company.

               The following terms shall be defined as set forth below:

               a.          "Act" means the Securities Exchange Act of 1934.

               b.          "Award" or "Awards" except where referring to a
                     particular category of grant under the Plan shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Unrestricted Stock Awards, Deferred Stock Awards, Performance Unit Awards, and Other Stock-based Awards.

               c.           "Board" means the Board of Directors of the
                     Company.

               d.           "Code" means the Internal Revenue Code of 1986,
                     as amended, and any successor Code, and related rules, regulations, and interpretations.

               e.           "Committee" means the Committee referred to in
                     Section 2. If at any time no Committee shall be in office, the functions of the Committee shall be exercised by the
               f.           "Deferred Stock Award" is defined in Section
                     9(a).

               g.           "Disability" means disability as determined in
                     accordance with standards and procedures similar to those used under the Company's long-term disability program.

               h.           "Disinterested Person" shall have the meaning
                     set forth in Rule 16b-3(d)(3) promulgated under the Act, or any successor definition under the Act.

               i.           "Fair Market Value" on any given date means the
                     last sale price regular way at which Stock is traded on such date as reflected in the New York Stock Exchange-Composite Transactions Index or, where applicable, the value of a share of Stock as determined by the Committee in accordance with the applicable provisions of the Code.

               j.           "Incentive Stock Option" means any Stock Option
                     intended to be and designated as an "incentive stock option" as defined in the Code.

               k.           "Non-employee Director" means an individual who
                     is a director of the Company but who is not a full-time employee of the Company or a Subsidiary.

               l.           "Non-Qualified Stock Option" means any Stock
                     Option that is not an Incentive Stock Option.

               m.           "Normal Retirement" means retirement from
                     active employment with the Company and its Subsidiaries on or after the normal retirement date specified in the Bolt Beranek and Newman Inc. Retirement Trust Agreement.

               n.           "Other Stock-based Award" is defined in
                     Section 11(a).

               o.           "Performance Unit Award" is defined in
                     Section 10(a).

               p.           "Restricted Stock Award" is defined in
                     Section 8(a).

               q.           "Stock" means the Common Stock, $1.00 par
                     value, of the Company, subject to adjustments pursuant to Section 3.

               r.           "Stock Appreciation Right" means a right
                     described in Section 7(a) and granted, either independently of other Awards or in tandem with the grant of a Stock Option.

               s.           "Stock Option" means any option to purchase
                     shares of Stock granted pursuant to Section 6.

               t.           "Subsidiary" means any corporation or other
                     entity (other than the Company) in an unbroken chain beginning with the Company if each of the entities
                     (other than the last entity in the unbroken chain) owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interest in one of the other corporations in the chain.

               u.           "Unrestricted Stock Award" is defined in
                     Section 8(f).


          SECTION 2. COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND
                     DETERMINE AWARDS, ETC.

               The Plan shall be administered by a Committee of Directors who are both Disinterested Persons and "outside directors" within the meaning of Section 162(m)(4)(C)(i) of the Code (as construed and applied consistent with proposed or final rules issued thereunder). The Committee shall be appointed by the Board and shall serve at the pleasure of the Board.

               The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

                     i. to select from among the eligible persons and entities described in Section 4 those to whom Awards may from time to time be granted;

                     ii. to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Unrestricted Stock, Deferred Stock, Performance Units, and any Other Stock-based Awards, or any combination of the foregoing, granted to any one or more participants;

                     iii. to determine the number of shares to be covered by any Award;

                     iv. to determine the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants;

                     v. to determine whether, to what extent, and under what circumstances Stoc and c and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

                     vi. to adopt, alter, and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

               All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

          SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

               a.           SHARES ISSUABLE.  The maximum number of shares
                     of Stock reserved and available for issuance under the Plan shall be 3,000,000, including shares issued in lieu of or upon reinvestment of dividends arising from Awards. Of this number, 150,000 are reserved and available for issuance under stock options granted to Non-employee Directors under Section 6(m). For purposes of the foregoing limitations and to the maximum extent consistent with continued qualification of the Plan under Section 422 of the Code and Rule 16b-3 promulgated under the Act, Awards and Stock which are forfeited, reacquired by the Company, or satisfied without the issuance of Stock shall not be counted. Subject to such overall limitation, shares may be issued up to such maximum pursuant to any type or types of Award, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

                     The maximum number of shares of Stock for which any individual (other than a Non-employee Director) may be issued Stock Options under the Plan during the limitation period shall be 750,000 shares. The maximum number of shares of Stock as to which any individual may be issued Stock Appreciation Rights under the Plan during the limitation period shall likewise be 750,000 shares. For purposes of the two preceding sentences, (i) the limitation period shall be the period beginning January 1, 1994 and ending
                     December 1, 1999, and (ii) Stock Options granted prior to January 1, 1994 but subject to shareholder approval occurring after January 1, 1994 shall be treated as having been granted during the limitation period. The limitations described in this paragraph shall be construed and applied in accordance with Section
                     162(m) of the Code and the regulations thereunder.
                     Subject to the foregoing, a Stock Option or Stock Appreciation Right that is canceled and reissued, or repriced, shall be treated as a new Award, and both the old Award and the new Award shall count against the applicable limit described in this paragraph.

               b.           STOCK DIVIDENDS, MERGERS, ETC.  In the event of
                     a stock dividend, stock split, or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities on which Awards may thereafter be granted, (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution, or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine, or accelerate, amend, or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances); provided, however, that no adjustment pursuant to this sentence shall affect options granted under subsection
                     (m) of Section 6 of the Plan if the effect of such adjustment shall cause the members of the Committee to fail to be disinterested persons under Section 16(b) of the Act.

               c.           SUBSTITUTE AWARDS.  The Company may grant
                     Awards under the Plan in substitution for stock and stock based awards held by employees of or other persons providing services to another corporation who concurrently become employees of or providers of service to the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in the first paragraph of Section 3(a) only to the extent that the substitute Awards are both granted to persons whose relationship to the Company does not make (and is not expected to make) them subject to
                     Section 16(b) of the Act and are granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3 (or any successor rule under the Act) by the stockholders of the entity which issued such predecessor awards.


          SECTION 4 ELIGIBILITY.

               Participants in the Plan will be such full or part time officers and other key employees of the Company and its Subsidiaries ("Employees") and other persons or entities who are responsible for or contribute to the management, growth, or profitability of the Company and its Subsidiaries and who are selected from time to time by the Committee. Notwithstanding the foregoing, persons who are directors of the Company, other than any such person who is a full time employee, shall not be eligible for awards under the Plan except as provided in
          Section 6(m).

          SECTION 5. LIMITATIONS ON TERM AND DATES OF AWARDS

               a.           DURATION OF AWARDS.  Subject to Sections 15(a),
                     15(c), and 15(d) below, no restrictions or limitations on Awards shall extend beyond 10 years (or 10 years and one day in the case of Non-Qualified Stock Options) from the grant date, except that deferrals, elected by participants, of the receipt of Stock or other benefits under the Plan may extend beyond such date.

               b.            LATEST GRANT DATE.  No Award shall be granted
                     after December 1, 1999, but then-outstanding Awards may extend beyond such date.

          SECTION 6 STOCK OPTIONS.

               Any stock option granted under the Plan shall be in such form as the Committee may from time to time approve.

               Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only to Employees.

               Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted to the Committee under the Plan be so exercised, so as to disqualify the Plan or, without the consent of the optionee, any Incentive Stock Option under Section 422 of the Code.

               Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

               a.           OPTION PRICE.  The option price per share of
                     Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than 100% of Fair Market Value on the date of grant and, in the case of Non-Qualified Stock Options, not less than 50% of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under
                     Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of Fair Market Value on the date of grant.

               b.           OPTION TERM.  The term of each Stock Option
                     shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the option is granted and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

               c.           EXERCISABILITY.  Stock Options shall be
                     exercisable at such future time or times, whether or not in installments, as shall be determined by the Committee at or after the date of grant. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option.

               d.            [Intentionally left blank.]

               e.            METHODS OF EXERCISE.  Stock Options may be
                     exercised in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check or other instrument acceptable to the Committee. As determined by the Committee, in its discretion, at (or, in the case of Non-Qualified Stock Options, at or after) the time of grant, payment in full or in part may also be made in the form of shares of Stock not then subject to restrictions under any Company plan (but which may include shares the disposition of which constitutes a disqualifying disposition for purposes of obtaining incentive stock option treatment for federal tax purposes), unless the Board should in any case determine otherwise. Such surrendered shares shall be valued at Fair Market Value on the exercise date. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock
                     Option and not as to unexercised Stock Options.

               f.           NON-TRANSFERABILITY OF OPTIONS.  No Stock
                     Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

               g.           TERMINATION BY DEATH.  If an optionee's
                     employment by or other service relationship with the Company and its Subsidiaries terminates by reason of death, the Stock Option may thereafter be exercised, both as to that portion which was exercisable by the optionee immediately prior to death and, except as otherwise determined by the Committee, as to any remaining portion, by the legal representative or legatee of the optionee, for a period of three years (or such other period, not to exceed three years, as the Committee shall specify at or after the time of grant) from the date of death or until the expiration of the stated term of the option, if earlier.

                h.            TERMINATION BY REASON OF DISABILITY.  Any
                     Stock Option held by an optionee whose employment by or whose service relationship with the Company and its Subsidiaries has terminated, or who has been designated an inactive employee, by reason of Disability may thereafter be exercised to the extent it was exercisable at the time of the earlier of such termination or such designation (or on such accelerated basis as the Committee shall at any time determine prior to such termination or designation) for a period of three years (or such other period, not to exceed three years, as the Committee shall specify at or after the time of grant) from the date of such termination of employment or other service relationship or designation or until the expiration of the stated term of the option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during the final year of such exercise period shall extend such period for one year following death, or until the expiration of the stated term of the option, if earlier. The Committee shall have the authority to determine whether a participant has been terminated or designated an inactive employee by reason of Disability.

               i.           TERMINATION BY REASON OF NORMAL RETIREMENT.  If
                     an optionee's employment by the Company and its Subsidiaries terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent that it was then exercisable (or on such accelerated basis as the Committee shall at any time determine) for a period of three years (or such other period, not to exceed three years, as the Committee shall specify at or after the time of grant) from the date of Normal Retirement or until the expiration of the stated term of the option, if earlier. Except as otherwise provided by the Committee at the time of grant, the death of an optionee during the final year of such exercise period shall extend such period for one year following death, or until the expiration of the stated term of the option, if earlier.

               j.           OTHER TERMINATION.  Unless otherwise determined
                     by the Committee, if an optionee's employment by or other service relationship with the Company or its Subsidiaries terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable on the date of termination of employment or other termination of the service relationship (or on such accelerated basis as the Committee shall determine at or after the time of grant) for a period of sixty (60) days (or such longer period up to three years as the Committee shall specify at or after the time of grant) from the date of termination of employment or other termination of the service relationship or until the expiration of the stated term of the option, if earlier, provided, that if the optionee's employment or other service relationship is terminated for "cause" as a result of the optionee's misconduct which, in the judgment of the Committee, casts discredit on him or her, or is otherwise harmful to the business, interests or reputation of the Company, its parent, or a Subsidiary, all Stock Options shall terminate immediately.

                     For purposes of the preceding paragraph, if an optionee's employment by the Company or its Subsidiaries is terminated under circumstances entitling the optionee to cash severance pay under any written severance plan, program, policy, or agreement of the Company or its Subsidiaries in force at the time of such termination of employment (a "Severance Program"), then except as otherwise determined by the Committee any Stock Option held by the optionee at termination of employment shall be treated as "exercisable on the date of termination of employment" as to those shares for which it was in fact exercisable immediately prior to termination of employment plus any additional shares for which it would have become exercisable during the severance period (as hereinafter defined) had the optionee remained employed by the Company or its Subsidiaries. For purposes of the preceding sentence, the severance period in the case of any terminated employee entitled to severance under a Severance Program shall be the period of weeks over which his or her cash severance, if paid as salary continuation, would have been paid (whether or not such severance is in fact so paid in such form).

               k.           INCENTIVE STOCK OPTIONS.  Notwithstanding any
                     designation of a Stock Option as an Incentive Stock Option, such Stock Option shall be treated for tax purposes as a Non-Qualified Stock Option to the extent prescribed under Section 422(d) of the Code.

               l.           FORM OF SETTLEMENT.  Subject to Sections 15(a),
                     15(c), and 15(d) below, shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as provided in the following sentence. The Committee may provide at time of grant that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock or Deferred Stock, or may reserve the right to so provide after time of grant.


               m.           OPTIONS GRANTED TO NON-EMPLOYEE DIRECTORS.
                     Subject to the limits and adjustment provisions set forth in Section 3, each Non-employee Director serving in such position on the third business day following the date of each annual meeting of the stockholders of the Company (such third day being hereinafter referred to as the "determination date") shall be granted effective as of the determination date a Non-Qualified Stock Option covering 3,000 shares of Stock. The option price under such Stock Option shall be the fair market value of the Stock on the determination date. If, on account of the limit set forth in the second sentence of Section 3(a), there are insufficient shares as of any determination date to permit the grant of a Stock Option covering 3,000 shares (as adjusted) to each Non-employee Director then eligible for a grant, the number of shares available for grant shall be allocated evenly (disregarding any fractional shares) among the Non-employee Directors then eligible for a grant (an "incomplete grant"), and if additional shares later become available under said limit while any such Non-employee Director who received an incomplete grant remains a Non-employee Director and during the terms of the Plan, such Non-employee Director shall be granted automatically upon such availability a supplemental Non-Qualified Stock Option covering a number of shares equal to the lesser of (a) 3,000 shares (appropriately adjusted pursuant to Section 3) less the number of shares (as so adjusted) covered by the incomplete grant, or (b) the number of shares then available under Section 3, subject to allocation among Non-employee Directors in accordance with the preceding provisions of this paragraph. The option price of any supplemental Stock Option shall be the fair market value of the Stock on the date of grant (i.e., the date of the availability of additional shares).

                     Each Stock Option granted under this subsection (m) may be exercised as follows:

                     (1) (A) 25% of the shares subject to such Stock Option may be purchased commencing one year after the date of grant, and

                          (B) an additional 25% of such shares may be
                     purchased commencing on the second, third, and fourth anniversaries of the date of grant; and

                     (2) subject to (1) above, such Stock Option may only be exercised during the five-year period beginning on the date the Stock Option is granted.

                     To the extent that a Stock Option granted hereunder to a Non-employee Director is not exercised when it initially becomes exercisable, it shall be carried forward and be exercisable until the expiration of the term of such Stock Option as described in (2) above; provided, that if the Non-employee Director ceases to be a Director for any reason other than death, any Stock Option held by such Non-employee Director may thereafter be exercised, as to that portion of the

                     Stock Option which was exercisable immediately prior to the date the optionee ceased to be a Director, only within the three-month period beginning from such date (but in no event beyond the five-year term described in (2) above); and further provided, that if a Non-employee Director ceases to be a Director by reason of death, any Stock Option held by such Non-employee Director immediately prior to death, whether or not then exercisable, shall be exercisable in whole or in part at any time within the three-month period beginning from the date of death (but in no event beyond the five-year term described in (2) above) and then shall terminate.

                     All options granted under this subsection (m) may be exercised by delivery of cash and/or Stock.

                     Non-employee Directors shall not be granted any Award or Grant under this Plan (including any Stock Appreciation Right or Supplemental Grant) other than Stock Options as specifically provided hereunder.

          SECTION 7. STOCK APPRECIATION RIGHTS; DISCRETIONARY PAYMENTS.

               a.           NATURE OF STOCK APPRECIATION RIGHT. A Stock
                     Appreciation Right is an Award entitling the recipient to receive an amount in cash or shares of Stock (or forms of payment permitted under paragraph (e) below) or a combination thereof having a value equal to (or if the Committee shall so determine at time of grant, less than) the excess of the Fair Market Value of a share of Stock on the date of exercise over the Fair Market Value of a share of Stock on the date of grant (or over the option exercise price, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares with respect to which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.


               b.           GRANT AND EXERCISE OF STOCK APPRECIATION
                     RIGHTS. Stock Appreciation Rights may be granted in tandem with, or independently of, any Stock Option granted under the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Right may be granted either at or after the time of the grant of such option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Right may be granted only at the time of the grant of the option.

               A Stock Appreciation Right or applicable portion thereof granted in tandem with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

               c.           TERMS AND CONDITIONS OF STOCK APPRECIATION
                     RIGHTS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Committee, subject to the following:

                     i.       Stock Appreciation Rights granted in tandem
                             with Stock Options shall be exercisable only at such time or times and to the extent that the related Stock Options shall be exercisable.

                     ii.      Upon the exercise of a Stock Appreciation
                             Right, the applicable portion of any related
                             Stock Option shall be surrendered.

                     iii.     Stock Appreciation Rights granted in tandem
                             with a Stock Option shall be transferable only with such Stock Option. Stock Appreciation Rights shall not be transferable otherwise than by will or the laws of descent and distribution. All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

                     iv.      A Stock Appreciation Right granted in tandem
                             with an Incentive Stock Option may be
                             exercised only when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such option.

               d.            DISCRETIONARY PAYMENTS.  Notwithstanding that
                     a Stock Option at the time of exercise shall not be accompanied by a related Stock Appreciation Right, if the market price of the shares subject to such Stock Option exceeds the exercise price of such Stock Option at the time of its exercise, the Committee may, in its discretion, cancel such Stock Option, in which event the Company shall pay to the person exercising such Stock Option an amount equal to the difference between the Fair Market Value of the Stock to have been purchased pursuant to such exercise of such Stock

                     Option (determined on the date the Stock Option is cancelled) and the aggregate consideration to have been paid by such person upon such exercise. Such payment shall be by check or in Stock (or in a form of payment permitted under paragraph (e) below) having a Fair Market Value (determined on the date the payment is to be made) equal to the amount of such payments or any combination thereof, as determined by the Committee. The Committee may exercise its discretion under the first sentence of this paragraph (d) only in the event of a written request of the person exercising the option, which request shall not be binding on the Committee.

               e.           SETTLEMENT IN THE FORM OF RESTRICTED SHARES OR
                     RIGHTS TO RECEIVE DEFERRED STOCK. Subject to Sections 15(a), 15(c), and 15(d) below, shares of Stock issued upon exercise of a Stock Appreciation Right or as a Discretionary Payment shall be free of all restrictions under the Plan, except as provided in the following sentence. The Committee may provide at time of grant in the case of a Stock Appreciation Right (and at the time of payment in the case of a Discretionary Payment) that such shares shall be in the form of shares of Restricted Stock or rights to acquire Deferred Stock, or in the case of a Stock Appreciation Right may reserve the right to so provide at any time after the time of grant. Any such shares and any shares subject to rights to acquire Deferred Stock shall be valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or the date the Stock Option is cancelled in the case of Discretionary Payments.

               f.           RULES RELATING TO EXERCISE.  In the case of a
                     participant subject to the restrictions of Section
                     16(b) of the Act, no stock appreciation right (as referred to in Rule 16b-3(e) or any successor Rule under the Act) shall be exercised (and no request or payment under paragraph (d) above shall be honored or made) except in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule. Notwithstanding paragraph (a) above, in the event of such exercise (or request and payment) during an exercise period currently prescribed by such rule, the Committee may prescribe, by rule of general application, such other measure of value as it may determine but not in excess of the highest per share closing sale price of the Common Stock reported on the New York Stock Exchange Composite Transactions Index during such period and, where a Stock Appreciation
                     Right relates to an Incentive Stock Option, not in excess of an amount consistent with the qualification of such Stock Option as an "incentive stock option" under Section 422 of the Code.

          SECTION 8. RESTRICTED STOCK; UNRESTRICTED STOCK.

               a.           NATURE OF UNRESTRICTED STOCK AWARD.  A
                     Restricted Stock Award is an Award entitling the recipient to acquire shares of Stock for a purchase price (which may be zero), subject to such conditions, including a Company right during a specified period or periods to repurchase such shares at their original purchase price (or to require forfeiture of such shares, if the purchase price was zero) upon the participant's termination of employment or other service relationship, as the Committee may determine at the time of grant. The original purchase price, if any, shall be determined by the Committee, but if any purchase price is payable in an amount which exceeds the lesser of the par value of the shares or 10% of the fair market value of the Common Stock on the award date, it shall be equal to at least 50% of the fair market value of the Common Stock on the award date.

               b.           AWARD AGREEMENT.  A participant who is granted
                     a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by making payment to the Company by certified or bank check or other instrument acceptable to the Committee in an amount equal to the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a Restricted Stock Award Agreement in such form as the Committee shall determine.

               c.           RIGHTS AS A SHAREHOLDER.  Upon complying with
                     paragraph (b) above, a participant shall have all the rights of a shareholder with respect to the Restricted Stock including voting and dividend rights, subject to nontransferability restrictions and Company repurchase or forfeiture rights described in this Section and subject to any other conditions contained in the Award Agreement. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are free of any restrictions under the Plan.

               d.           RESTRICTIONS.  Shares of Restricted Stock may
                     not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment or other service relationship of the participant with the Company and its Subsidiaries for any reason, such shares shall be resold to the Company at their purchase price, or forfeited to the Company if the purchase price was zero, except as set forth below.

                     i.      The Committee at the time of grant shall
                            specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the Restricted Stock and the obligation to resell such shares to the Company shall lapse. The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

                     ii.     Except as may otherwise be provided in the
                            Award Agreement, in the event of termination of employment or other service relationship of a participant with the Company and its Subsidiaries for any reason (including death), the participant or the participant's legal representative shall offer to resell to the Company, at the price paid therefor, all Restricted Stock, and the Company shall have the right to purchase the same at such price, or if the price was zero to require forfeiture of the same, provided that except as provided in the Award Agreement, the Company must exercise such right of repurchase or forfeiture not later than the 60th day following such termination of employment or other service relationship.


               e.           WAIVER, DEFERRAL, AND INVESTMENT OF DIVIDENDS.
                     The Restricted Stock Award Agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends paid on the Restricted Stock.

               f.           UNRESTRICTED STOCK.  The Committee may, in its
                     sole discretion, grant (or sell at a purchase price not to exceed the lesser of the par value of the shares or 10% of the fair market value of the Common Stock at the time of sale) to any participant shares of Stock free of restrictions under the Plan ("Unrestricted Stock"). Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration. Any sale of Unrestricted Stock must take place within 60 days after the time of grant of the right to purchase such shares.

          SECTION 9. DEFERRED STOCK AWARDS.

               a.           NATURE OF DEFERRED STOCK AWARD.  A Deferred
                     Stock Award is an award entitling the recipient to acquire shares of Stock without payment in one or more installments at a future date or dates, all as determined by the Committee. The Committee may also condition such acquisition on the attainment of specified performance goals.

               b.           AWARD AGREEMENT.  A participant who is granted
                     a Deferred Stock Award shall have no rights with respect to a such Award unless within 60 days of the grant of such Award or such shorter period as the Committee may specify, the participant shall have accepted the Award by executing and delivering to the Company a Deferred Stock Award Agreement.

               c.           RESTRICTIONS ON TRANSFER.  Deferred Stock
                     Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered. Rights with respect to such Awards shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

               d.           RIGHTS AS A SHAREHOLDER.  A participant
                     receiving a Deferred Stock Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate for shares of Deferred Stock only upon satisfaction of all conditions therefor specified in the Deferred Stock Award Agreement.

               e.           TERMINATION. Except as may otherwise be
                     provided in the Award Agreement, a participant's rights in all Deferred Stock Awards shall automatically terminate upon the participant's termination of employment by or other service relationship with the Company and its Subsidiaries for any reason (including death).

               f.           ACCELERATION, WAIVER, ETC.  At any time prior to
                     the participant's termination of employment or other service relationship the Committee may in its discretion accelerate, waive, or, subject to Section 13, amend any or all of the restrictions or conditions imposed under any Deferred Stock Award.

               g.           PAYMENTS IN RESPECT OF DEFERRED STOCK.  Without
                     limiting the right of the Committee to specify different terms, the Deferred Stock Award Agreement may either make no provisions for, or may require or permit the immediate payment, deferral, or investment of amounts equal to, or less than, any cash dividends which would have been payable on the Deferred Stock had such stock been outstanding, all as determined by the Committee in its sole discretion.

          SECTION 10. PERFORMANCE UNIT AWARDS.

               a.           NATURE OF PERFORMANCE UNITS.  A Performance
                     Unit Award is an award entitling the recipient to acquire cash or shares of Stock, or a combination of cash and Stock, upon the attainment of specified performance goals. The Committee in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Unit. Performance Units may be awarded independent of or in connection with the granting of any other Award under the Plan.

               b.           AWARD AGREEMENT.  A participant shall have no
                     rights with respect to a Performance Unit Award unless within 60 days of the grant of such Award or such shorter period as the Committee may specify, the participant shall have accepted the Award by executing and delivering to the Company a Performance Unit Award Agreement.

               c.           RESTRICTIONS ON TRANSFER.  Performance Unit
                     Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged, or otherwise encumbered, and if exercisable over a specified period, shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

               d.           RIGHTS AS A SHAREHOLDER.  A participant
                     receiving a Performance Unit Award will have rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Unit Award only upon satisfaction of all conditions therefor specified in the Performance Unit Award Agreement.

               e.           TERMINATION.  Except as may otherwise be
                     provided by the Committee at any time prior to termination of employment or other service relationship, a participant's rights in all Performance Unit Awards shall automatically terminate upon the participant's termination of employment by or other service relationship with the Company and its Subsidiaries for any reason (including death).

               f.          ACCELERATION, WAIVER, ETC.  At any time prior to
                     the participant's termination of employment by or other service relationship with the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive, or, subject to Section 13, amend any or all of the goals, restrictions, or conditions imposed under any Performance Unit Award.

               g.           EXERCISE.  The Committee in its sole discretion
                     shall establish procedures to be followed in exercising any Performance Unit, which procedures shall be set forth in the Performance Unit Award Agreement. The Committee may at any time provide that payment under a Performance Unit shall be made, upon satisfaction of the applicable performance goals, without exercise by the participant. Except as otherwise specified by the Committee, (i) a Performance Unit granted in tandem with a Stock Option may be exercised only while the Stock Option is exercisable, and (ii) the exercise of a Performance Unit granted in tandem with any Award shall reduce the number of shares subject to the related Award on such basis as is specified in the Performance Unit Award Agreement.


          SECTION 11. OTHER STOCK-BASED AWARDS; SUPPLEMENTAL GRANTS.

               a.           NATURE OF AWARDS.  The Committee may grant
                    other Awards under which Stock is or may in the future be acquired ("Other Stock-based Awards"). Such awards may include, without limitation, debt securities convertible into or exchangeable for shares of Stock upon such conditions, including attainment of performance goals, as the Committee shall determine.
                    Subject to the purchase price limitations in paragraph
                    (b) below, such convertible or exchangeable securities may have such terms and conditions as the Committee may determine at the time of grant. However, no convertible or exchangeable debt shall be issued unless the Committee shall have provided (by Company right of repurchase, right to require conversion or exchange, or other means deemed appropriate by the Committee) a means of avoiding any right of the holders of such debt to prevent a Company transaction by reason of covenants in such debt.

               b.           PURCHASE PRICE; FORM OF PAYMENT.  The Committee
                    may determine the consideration, if any, payable upon the issuance or exercise of an Other Stock-based Award. However, no shares of Stock (whether acquired by purchase, conversion, or exchange or otherwise) shall be issued unless (i) issued at no cost to the recipient (or for a purchase price not in excess of the lesser of the par value of the Shares or 10% of the Fair Market Value of the Stock as of the time of sale), or (ii) sold, exchanged, or converted by the Company, and the Company shall have received payment for such Stock or securities so sold, exchanged, or converted equal to at least 50% of Fair Market Value of the Stock on the grant or effective date, or the exchange or conversion date, under the Award, as specified by the Committee. The Committee may permit payment by certified check or bank check or other instrument acceptable to the Committee or by surrender of other shares of Stock (excluding shares then subject to restrictions under the Plan).

               c.           FORFEITURE OF AWARDS; REPURCHASE OF STOCK;
                     ACCELERATION OR WAIVER OF RESTRICTIONS. The Committee may determine the conditions under which an Other Stock-based Award shall be forfeited or, in the case of an Award involving a payment by the recipient, the conditions under which the Company may or must repurchase such Award or related Stock. At any time the Committee may in its sole discretion accelerate, waive, or, subject to Section 13, amend any or all of the limitations or conditions imposed under any Other Stock-based Award.

               d.            AWARD AGREEMENTS.  A participant shall have no
                     rights with respect to any Other Stock-based Award unless within 60 days after the grant of such Award (or such shorter period as the Committee may specify) the participant shall have accepted the Award by executing and delivering to the Company an Other Stock-based Award Agreement.

               e.            NONTRANSFERABILITY.  Other Stock-based Awards
                     may not be sold, assigned, transferred, pledged, or encumbered except as may be provided in the Other Stock-based Award Agreement. However, in no event shall any Other Stock-based Award be transferred other than by will or by the laws of descent and distribution or be exercisable during the participant's lifetime by other than the participant or the participant's legal representative.

               f.           RIGHTS AS A SHAREHOLDER.  A recipient of any
                     Other Stock-based Award will have rights of a shareholder only at the time and to the extent, if any, specified by the Committee in the Other Stock-based Award Agreement.

               g.           DEEMED DIVIDEND PAYMENTS; DEFERRALS. Without
                     limiting the right of the Committee to specify different terms, an Other Stock-based Award Agreement may require or permit the immediate payment, waiver, deferral, or investment of dividends or deemed dividends payable or deemed payable on Stock subject to the Award.

               h.            SUPPLEMENTAL GRANTS.  The Company may in its
                     sole discretion make a loan to the recipient of an Award hereunder, either on or after the date of grant of such Award. Such loans may be made either in connection with the exercise of a Stock Option, a Stock Appreciation Right, or an Other Stock-based Award, in connection with the purchase of shares under any Award, or in connection with the payment of any federal income tax in respect of income recognized under an Award. The Committee shall have full authority to decide whether to make a loan hereunder and to determine the amount, term, and provisions of any such loan, including the interest rate (which may be zero) charged in respect of any such loan, whether the loan is to be secured or unsecured, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall provide or reimburse to the borrower the amount used by him for the payment of the par value of any shares of Common Stock issued, have a term (including extensions) exceeding ten years in duration, or be in an amount exceeding the total exercise or purchase price paid by the borrower under an Award or for related Stock under the Plan plus an amount equal to the cash payment permitted in the following paragraph.

                     The Committee may at any time authorize a cash payment, in respect of the grant or exercise of an Award under the Plan or the lapse or waiver of restrictions under an Award which shall not exceed the amount which would be required in order to pay in full the federal income tax due as a result of income recognized by the recipient under both the Award and such cash payment, in each case assuming that such income is taxed at the regular maximum marginal rate applicable to individuals under the Code as in effect at the time such income is includable in the recipient's income. Subject to the foregoing, the Committee shall have complete authority to decide whether to make such cash payments in any case, to make provision for such payments either simultaneously with or after the grant of the associated Award, and to determine the amount of each such payment.

          SECTION 12. TRANSFER, LEAVE OF ABSENCE, ETC.

               For purposes of the Plan, the following events shall not be deemed a termination of employment:

               a.           a transfer to the employment of the Company
                    from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

               b.           an approved leave of absence for military
                    service or sickness, or for any other purpose approved by the Company, if the employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

                    For purposes of Section 6(j), Section 8(a), Section 8(d), Section 9(e), Section 9(f), Section 10(e) and
                    Section 10(f), except as otherwise determined by the Committee an optionee employed as an employee by the Company and its Subsidiaries shall be treated as having incurred a termination of employment by or other service relationship with the Company and its Subsidiaries on the date he or she ceases to be an employee, whether or not he or she continues to provide services to the Company or its Subsidiaries on some other basis.

          SECTION 13. AMENDMENTS AND TERMINATION.

               The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment, unless approved by stockholders, shall be effective if it would cause the Plan to fail to satisfy the incentive stock option requirements of the Code or the requirements of Rule 16b-3 or any successor rule under the Act as in effect on the date of such amendment.

          SECTION 14. STATUS OF PLAN.

               With respect to the portion of any Award which has not been exercised and any payments in cash, stock, or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

          SECTION 15. GENERAL PROVISIONS.

               a.           NO DISTRIBUTION; COMPLIANCE WITH LEGAL
                    REQUIREMENTS, ETC. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

                    No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

               b.           OTHER COMPENSATION ARRANGEMENTS; NO EMPLOYMENT
                    RIGHTS. Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan does not confer upon any employee or other person any right to continued employment or the continuation of any service relationship with the Company or a Subsidiary, nor does it interfere in any way with the right of the Company or a Subsidiary to terminate the employment or other service relationship that may exist between it and any person.

               c.           TAX WITHHOLDING, ETC.  Each participant shall,
                    no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

               d.           CANCELLATION OF AWARDS.  The Committee may
                    provide, with respect to any Award, that the Award shall be cancelled or rescinded and any associated shares forfeited, and that the participant be obligated to pay to the Company any gain received upon exercise or vesting, in the event that the participant competes with the Company or its Subsidiaries, discloses confidential information of the Company or its Subsidiaries, or otherwise is not in compliance with any provision of the Award, in each case on such terms and conditions as the Committee considers appropriate in the circumstances.

          SECTION 16. EFFECTIVE DATE OF PLAN.

               The Plan shall not become effective unless approved by the vote of the holders of a majority of the shares of capital stock of the Company represented at a meeting of stockholders. Subject to such effectiveness, and to the requirement that no Stock may be issued hereunder prior to such approval, Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board.